UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2016

Aemetis, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51354	26-1407544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, CA 95014
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(408) 213-0940

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2016, Aemetis, Inc. (the “Company”) issued a press release announcing its earnings for the quarter ended March 31, 2016.  Aemetis will also host an earnings review call on May 12, 2016 at 10:00 am Pacific (PT). For details on the call, visit: http://www.aemetis.com/investors/conference-call/.

The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Material.

On May 12, 2016, the Company issued a news release, posted to its web site at www.aemetis.com, announcing its earnings for the quarter and year ended December 31, 2015, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference. Also attached hereto as Exhibit 99.2 is a copy of a presentation that the Company intends to discuss on the previously announced earnings call to be held on May 12, 2016 at 10:00 am Pacific (PT). The presentation attached as Exhibit 99.2 is incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 99.1	Earnings Release dated May 12, 2016
Exhibit 99.2	Earnings Call Presentation dated May 12, 2016

This Form 8-K and Exhibits 99.1 and 99.2 hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the issuer, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEMETIS, INC.

	By:	/s/ Eric A. McAfee
	Name:	Eric A. McAfee
	Title:	Chief Executive Officer
May 12, 2016		(Principal Executive Officer)